UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2024

HERITAGE COMMERCE CORP

(Exact name of registrant as specified in its charter)

California	000-23877	77-0469558
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

224 Airport Parkway, San Jose, California	95110
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 947-6900

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	HTBK	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

ITEM 5.02	Departure of Certain Officers; Appointment of Certain Officers

On November 13, 2024, Heritage Commerce Corp (“Company”), the holding company for Heritage Bank of Commerce (“Bank”) issued a press release announcing the appointment of Thomas A. Sa to serve on an interim role as Chief Financial Officer effective November 18, 2024. Mr. Sa will succeed Lawrence D. McGovern, who had served as Chief Financial Officer of the Company and the Bank since July 1998. Mr. McGovern will depart on or about February 15, 2025, and will continue in a transitional role from November 18, 2024, until his departure. The terms of Mr. Sa’s employment agreement are summarized in a Current Report on Form 8-K dated October 1, 2024, which description is incorporated herein by reference.

ITEM 7.01	REGULATION FD DISCLOSURE

On November 13, 2024, the Company issued a press release announcing Mr. McGovern’s departure from his roles as Chief Financial Officer of the Company and the Bank and of Mr. Sa’s interim succession to that role. A copy of the press release is attached as Exhibit 99.1 to this Current Report. In accordance with General Instruction B.2 of Form 8-K, the press release is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall the press release be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(D)	Exhibits.

99.1	Press Release dated November 13, 2024, entitled “Heritage Commerce Corp Announces Appointment of Thomas A. Sa as Interim Chief Financial Officer”

104	Cover Page Interactive Data File (embedded within XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 13, 2024

Heritage Commerce Corp

By:	/s/ Thomas A. Sa
Name:	Thomas A. Sa
Executive Vice President, Chief Operating Officer

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